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[AGCO LOGO]






                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned, as the Chief Executive Officer and Chairman of the Board, and as the Chief Financial Officer of AGCO Corporation, respectively, certify that, to the best of their knowledge and belief, the Annual Report on Form 10-K for the year ended December 31, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of AGCO Corporation at the dates and for the periods indicated. The foregoing certifications are made pursuant to 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. 1350) and shall not be relied upon for any other purpose.



                                        /s/  Martin Richenhagen
                       ---------------------------------------------------------
                                           Martin Richenhagen
                                 President and Chief Executive Officer
                                            March 9, 2006



                                           /s/ Andrew H. Beck
                       ---------------------------------------------------------
                                              Andrew H. Beck
                          Senior Vice President and Chief Financial Officer
                                              March 9, 2006


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to AGCO Corporation and will be retained by AGCO Corporation and furnished to the Securities and Exchange Commission or its staff upon request.




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